Exhibit 99.1

AETI REPORTS FISCAL YEAR 2018 RESULTS

American Electric Technologies, Inc. ( NASDAQ: AETI ) ( the “ Company “ ), is a 40% interest owner in a joint venture manufacturer in China and has a wholly-owned company in Brazil focused primarily on services and products for the oil and gas, marine vessel, power generation and broad market segments in Brazil.  For the fiscal year 2018, the Company reported revenues of $7,591,000 and a net loss of $2,557,000, compared to revenue of $5,716,000 and a net loss of $2,228,000 in fiscal year 2017.

Those results reflect the sale in August 2018 of the Company’s U.S. assets of M&I Electric Industries to Myers Power Products, Inc.  Following the sale of the M&I assets, the Company’s continuing operations consist of its sales, service and manufacturing business in Brazil and its 40% minority’s equity interest in BOMAY, a Chinese joint venture with BOMCO, a subsidiary of the China National Petroleum Company, CNPC.

BOMAY’s reported revenue in 2018 was $37,244,000 versus $26,168,000 in 2017.  Net income in 2018 was $2,381,000 versus $1,084,000 in 2017. AETI’s equity income from BOMAY was $953,000 for 2018 and $434,000 for 2017.  The BOMAY board of directors at its March 2019 meeting approved a dividend of 14 million RMB payable by June 30, 2019.  AETI’s share will be approximately $835,000.

The Company’s Brazilian operations reported revenues of $7,591,000 and $5,716,000 in 2018 and 2017, respectively, representing a year over year increase of 33%.  Net income in 2018 was $645,000 versus a loss of $252,000 in 2017.  Gross margins increased year over year by 66%.

The Company’s losses from continuing operations in both 2018 and 2017 reflect the ongoing expense of a public company as well as the significant legal, accounting, and other expenses recognized in 2018 in connection with its previously announced proposed combination with privately owned Stabilis Energy LLC. The Company intends to file its preliminary proxy statement with the SEC within the next 30 days. Upon approval of the proxy statement by the SEC, the Company will seek approval of the shareholders to complete the transaction. If approved, the Company expects to complete this transaction in the third quarter of 2019.

Additional Information about the Stabilis Transaction and Where to Find it

The proposed transaction has been approved by the board of directors of AETI and the owners of Stabilis, and will be submitted to shareholders of AETI for approval of the issuance of AETI common stock in connection with the transaction and other transaction-related matters at a

Special Meeting of shareholders. In connection with that Special Meeting, AETI intends to file with the SEC a proxy statement containing information about the proposed transaction and the respective businesses of Stabilis and AETI. AETI will mail a definitive proxy statement and other relevant documents to its shareholders. AETI shareholders are urged to read the preliminary proxy statement and any amendments thereto and the definitive proxy statement in connection with AETI’s solicitation of proxies for the Special Meeting to approve the transaction-related matters, because these documents will contain important information about Stabilis, AETI and the proposed transaction. The definitive proxy statement will be mailed to shareholders of AETI as of a record date to be established for voting on the matters related to the proposed transaction. Shareholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about AETI, without charge, at the SEC's website (www.sec.gov).  Copies of the AETI proxy statement can also be obtained free of charge by directing a request to Peter Menikoff, CEO of AETI, at (832) 241-6330 or by e-mail to investorreltations@aeti.com.

Participants in the Solicitation

AETI and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from AETI’s shareholders with respect to the proposed transaction. Information regarding AETI's directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on March 29, 2018. Additional information regarding the participants in the proxy solicitation relating to the proposed transaction and a description of their direct and indirect interests will be contained in the proxy statement when it becomes available.

Stabilis and its managers, directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of AETI in connection with the proposed transaction. A list of the names of such managers, directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the AETI Special Meeting of shareholders related to the proposed transaction when available.

Disclaimer

This press release is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities.

Forward-Looking Statements

This press release and the exhibits hereto include "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and

Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "believe," "projected," "believe," "will," "expect," "plan," "may," "will," "could," "should," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, AETI's expectations with respect to future performance of Stabilis, anticipated financial impacts of the proposed business combination, approval of the transaction-related matters by AETI’s shareholders, the satisfaction of the closing conditions to the transaction and the completion of the transaction.

Such forward-looking statements relate to future events or future performance, but reflect the parties' current beliefs, based on information currently available. Most of these factors are outside the parties' control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the possibility that the business combination does not close or that the closing may be delayed because conditions to the closing may not be satisfied, including the receipt of requisite AETI shareholder and other approvals, or the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement; and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in AETI's most recent filings with the SEC, including its Annual Report of Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on April 16, 2019. All subsequent written and oral forward-looking statements concerning AETI and Stabilis, the business combination transaction mentioned herein or other matters and attributable to AETI, Stabilis, or any person acting on behalf of any of them are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither AETI nor Stabilis undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.